UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-02671

Deutsche DWS Municipal Trust

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2021

ITEM 1.	REPORT TO STOCKHOLDERS

(a)

October 31, 2021
Annual Report
to Shareholders
DWS Short-Term Municipal Bond Fund

Contents
4	Letter to Shareholders
5	Portfolio Management Review
10	Performance Summary
13	Portfolio Summary
14	Investment Portfolio
31	Statement of Assets and Liabilities
33	Statement of Operations
34	Statements of Changes in Net Assets
35	Financial Highlights
39	Notes to Financial Statements
49	Report of Independent Registered Public Accounting Firm
51	Information About Your Fund’s Expenses
52	Tax Information
53	Advisory Agreement Board Considerations and Fee Evaluation
57	Board Members and Officers
63	Account Management Resources
This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
NOT FDIC/NCUA INSURED    NO BANK GUARANTEE    MAY LOSE VALUE
NOT A DEPOSIT    NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
2	|	DWS Short-Term Municipal Bond Fund

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. The market for municipal bonds may be less liquid than for taxable bonds and there may be less information available on the financial condition of issuers of municipal securities than for public corporations. Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Although the Fund seeks income that is exempt from federal income taxes, a portion of the Fund’s distributions may be subject to federal, state and local taxes, including the alternative minimum tax. Please read the prospectus for details.
War, terrorism, economic uncertainty, trade disputes, public health crises (including the ongoing pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.
DWS Short-Term Municipal Bond Fund	|	3

Letter to Shareholders
Dear Shareholder:
The economic outlook remains moderately positive overall, buoyed by good corporate earnings and continued support from central banks. While the U.S. and Asia are acting as growth engines, there is still some uncertainty whether the current momentum is sustainable.
Inflation came back into focus sooner than expected as a result of the combination of the growth upswing, stimulus packages, expansive central banks, and sharply rising oil prices. These circumstances may, to a great extent, prove to be a temporary phenomenon driven by one-time, pandemic-related effects. For example, the massive underutilization of productive capacity and labor in 2020 depressed prices last year. Normalization of commodity prices alone is providing a significant base effect. We expect to see inflation begin to decline next year, as economic activity returns to a more typical level.
We do not believe central banks will raise interest rates this year. However, our CIO office expects the Fed to phase out asset purchases in 2022, with initial rate hikes to follow.
The scope and pace of recovery is likely to remain uneven among regions, asset classes and investment sectors. We believe that this underscores the value add of active portfolio management. We also believe that the strong partnership between our portfolio managers and our CIO Office — which synthesizes the views of more than 900 DWS economists, analysts and investment professionals around the world — makes an important difference in making strategic and tactical decisions for the DWS Funds.
Thank you for your trust. We welcome the opportunity to help you navigate these unusual times. For ongoing updates to our market and economic outlook, please visit the “Insights”  section of dws.com.
Best regards,
Hepsen Uzcan
President, DWS Funds
Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.
4	|	DWS Short-Term Municipal Bond Fund

Portfolio Management Review	(Unaudited)
Market Overview and Fund Performance
All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 10 through 12 for more complete performance information.
DWS Short-Term Municipal Bond Fund posted a total return for the 12 months ended October 31, 2021 of 0.84%. This compared to a return of 0.54% for the unmanaged Bloomberg 1-Year G.O. Index and 0.85% for the unmanaged Bloomberg 3-Year (2–4) Municipal Bond Index.
Investment Process
Under normal market conditions, the Fund invests at least 80% of its assets, determined at the time of purchase, in municipal securities that pay interest exempt from regular federal income tax. The Fund invests in securities of varying maturities and intends to maintain a dollar-weighted average effective portfolio maturity of no longer than three years. Portfolio management looks for securities that it believes offer the best value, typically weighing a number of factors, from economic outlooks and possible interest rate movements to characteristics of specific securities, such as coupon, maturity date and call date, credit condition and outlook, liquidity, and changes in supply and demand. within the municipal bond market.
As the period opened, investor sentiment continued to be supported in the wake of the COVID-19 pandemic by extraordinary measures from policy makers. These included the U.S. Federal Reserve (Fed) maintaining its benchmark overnight lending rate at zero, providing emergency lending facilities and engaging in broad-based bond purchases. Investors were increasingly optimistic that plans to re-open the economy would limit the magnitude of the coronavirus-driven downturn. Tax-free mutual fund investor flows were positive while municipal bond prices also benefited from manageable tax-free issuance.
The first quarter of 2021 saw longer-term U.S. Treasury yields move higher on rising inflation expectations and fears that the Fed would feel compelled to move forward the timetable for tightening policy. The intermediate portion of the AAA municipal yield curve steepened as the
DWS Short-Term Municipal Bond Fund	|	5

short end remained anchored and yields rose on longer maturities. Municipal credit sentiment was supported by congressional passage of a $1.9 trillion stimulus package with $350 billion earmarked for supporting state and local governments. In addition, municipals were boosted by speculation that tax rates would be raised for high earners and corporations to support a large infrastructure package. Against this backdrop, the pace of investor flows into municipal mutual funds approached all-time highs.
May saw a bout of market volatility in response to sharply rising inflation data. In addition, the Fed’s June “dot plot”  displaying Open Market Committee members’ expectations for the trajectory of fed funds indicated a modest bumping forward of the timetable for moving the benchmark overnight lending rate off of zero. However, economic data suggested that growth over the second half of the year would not put undue upward pressure on inflation and interest rates, and investors appeared to become comfortable with the view that the acceleration in inflation had been largely driven by short-term supply-chain bottlenecks and was likely to be transitory. Credit sentiment remained firm against this backdrop, and the yields for longer maturity Treasuries trended lower.
“As the period progressed, municipal market prices continued to be supported by continued historically strong inflows into tax-free mutual funds.”
As the period progressed, municipal market prices continued to be supported by continued historically strong inflows into tax-free mutual funds. Within the municipal market, lower-quality issues outperformed as investors continued to seek incremental yield given continued low interest rates, progress in implementing COVID-19 vaccines and the ongoing reopening of the economy despite rising concerns over COVID variants.
For the full 12 months ended October 31, 2021, the yield curve for AAA-rated municipal bonds steepened notably between 2 and 10 years. Specifically, the yield on two-year issues rose by 4 basis points from 0.21% to 0.25, while the 10-year yield rose 28 basis points from 0.93% to 1.21%. The 30-year yield fell 2 basis points from 1.71% to 1.69%. (100 basis points equals one percentage point. See the accompanying graph for a depiction of municipal bond yield changes between the
6	|	DWS Short-Term Municipal Bond Fund

beginning and end of the period.) Within the municipal market, lower quality issues generally outperformed for the 12-month period.
Municipal Bond Yield Curve (as of 10/31/21 and 10/31/20)

Source: Refinitiv TM3.
Chart is for illustrative purposes only and does not represent any DWS product.
Positive and Negative Contributors to Performance
The Fund’s positioning across municipal bond maturities constrained relative performance for the 12 months. Specifically, an overweight to maturities beyond the 3-year range detracted as yields rose between 2 and 10 years.
In an attempt to remain neutrally positioned vs. its peer group with respect to interest rate sensitivity, the Fund maintained an overall portfolio duration shorter than the Bloomberg 3-year (2–4) Municipal Bond Index and longer than the Bloomberg 1-year G.O. Index. As municipal yields rose for the 12 months, this positioning added to performance vs. the 3-year index and detracted from performance vs. the 1-year index.
The Fund’s overweight to issues rated A and BBB had a positive impact on relative performance as lower quality issues outperformed over the period. In sector terms, overweight exposure to continuing care retirement communities, mass transit and toll roads proved beneficial.
Outlook and Positioning
At the end of October 2021, the two-year municipal yield of 0.25% was 50.0% of the 0.50% yield on the comparable maturity U.S. Treasury as compared to 140.0% twelve months earlier. The five-year municipal yield of 0.64% was 53.8% of the 1.19% yield on the comparable maturity U.S. Treasury vs. 78.9% twelve months earlier. The 10-year municipal bond
DWS Short-Term Municipal Bond Fund	|	7

yield of 1.21% was 77.6% of the 1.56% comparable-maturity U.S. Treasury bond yield, as compared to 106.9% 12 months earlier.
The municipal curve is at above average levels of steepness by historical standards, particularly between two and ten years. As a result, we expect to maintain the Fund’s barbelled stance to benefit from any curve flattening, focusing most new purchases in a combination of cash equivalents and seven-to-nine-year maturities.
We are monitoring closely Congressional negotiations around infrastructure and budget reconciliation bills with the potential to impact municipal supply, including a reinstatement of tax exempt refunding and the taxable Build America Bond program along with any changes to tax rates. We continue to be vigilant in our credit evaluation of lower quality issues, particularly in the BBB range and below.
Portfolio Management Team
Ashton P. Goodfield, CFA, Head of Investment Strategy Fixed Income
Portfolio Manager of the Fund through September 30, 2021. Began managing the Fund in 2003.
—	Joined DWS in 1986.
—	Head of Municipal Bond Department; Portfolio Manager, Municipal Bond Mutual Funds: Boston.
—	BA, Duke University.
Matthew J. Caggiano, CFA, Head of Investment Strategy Fixed Income
Portfolio Manager of the Fund. Began managing the Fund in 2014.
—	Joined DWS in 1989.
—	Co-Head of Municipal Bond Department.
—	BS, Pennsylvania State University; MS, Boston College.
Patrick Gallagher, Portfolio Manager Fixed Income
Portfolio Manager of the Fund. Began managing the Fund on November 19, 2021.
—	Joined DWS in 2003. Prior to his current role, he served as an Insurance Reporting Supervisor in the Insurance Asset Management business and as Investment Accountant in the PrivateWealth Management Division.
—	BA, Colby College.
Peter Aloisi, CFA, Portfolio Manager Fixed Income
Portfolio Manager of the Fund through November 18, 2021. Began managing the Fund in 2014.
—	Joined DWS in 2010 with five years of industry experience; previously, served as an Associate at Banc of America Securities.
—	BA and MBA, Boston College.
The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as
8	|	DWS Short-Term Municipal Bond Fund

a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.
Terms to Know
Bloomberg 1-Year G.O. Index (name changed from Bloomberg Barclays 1-Year G.O. Index, effective August 24, 2021) is an unmanaged index including bonds with a minimum credit rating of Baa3, issued as part of a deal of at least $50 million, having an amount outstanding of at least $5 million, a maturity of one to two years, backed by the full faith and credit of an issuer with taxing power.
Bloomberg 3-Year (2–4) Municipal Bond Index (name changed from Bloomberg Barclays 3-Year (2–4) Municipal Bond Index, effective August 24, 2021) is an unmanaged subset of the Bloomberg Barclays Municipal Bond Index. It includes maturities of two to four years.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Rating agencies assign letter designations, such as AAA, AA and so forth. The lower the rating, the higher the probability of default. Credit quality does not remove market risk and is subject to change.
The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as “steep,”  this is especially true), the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.
Duration, which is expressed in years, measures the sensitivity of the price of a bond or bond fund to a change in interest rates.
Overweight means the Fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the Fund holds a lower weighting than the benchmark.
DWS Short-Term Municipal Bond Fund	|	9

Performance Summary	October 31, 2021 (Unaudited)
Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/21
Unadjusted for Sales Charge	0.84%	1.45%	1.17%
Adjusted for the Maximum Sales Charge (max 2.25% load)	–1.43%	0.99%	0.94%
Bloomberg 1-Year G.O. Index†	0.54%	1.38%	1.03%
Bloomberg 3-Year (2–4) Municipal Bond Index††	0.85%	1.85%	1.66%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/21
Unadjusted for Sales Charge	0.10%	0.70%	0.42%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	0.10%	0.70%	0.42%
Bloomberg 1-Year G.O. Index†	0.54%	1.38%	1.03%
Bloomberg 3-Year (2–4) Municipal Bond Index††	0.85%	1.85%	1.66%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/21
No Sales Charges	1.10%	1.61%	1.33%
Bloomberg 1-Year G.O. Index†	0.54%	1.38%	1.03%
Bloomberg 3-Year (2–4) Municipal Bond Index††	0.85%	1.85%	1.66%
Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/21
No Sales Charges	1.09%	1.71%	1.43%
Bloomberg 1-Year G.O. Index†	0.54%	1.38%	1.03%
Bloomberg 3-Year (2–4) Municipal Bond Index††	0.85%	1.85%	1.66%
Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.
10	|	DWS Short-Term Municipal Bond Fund

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2021 are 0.79%, 1.55%, 0.65% and 0.55% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
A portion of the Fund’s distributions may be subject to federal, state and local tax and the alternative minimum tax.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment
(Adjusted for Maximum Sales Charge)

Yearly periods ended October 31

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.25%. This results in a net initial investment of $9,775.
The growth of $10,000 is cumulative.
Performance of other share classes will vary based on the sales charges and the fee structure of those classes.
†	The Bloomberg 1-Year General Obligation Index (name changed from Bloomberg Barclays 1-Year General Obligation Index, effective August 24, 2021) is an unmanaged index including bonds with a minimum credit rating of Baa3, issued as part of a deal of at least $50 million, having an amount outstanding of at least $5 million, a maturity of one to two years, backed by the full faith and credit of an issuer with taxing power.
DWS Short-Term Municipal Bond Fund	|	11

††	The Bloomberg 3-Year (2–4) Municipal Bond Index (name changed from Bloomberg Barclays 3-Year (2–4) Municipal Bond Index, effective August 24, 2021) is an unmanaged subset of the Bloomberg Barclays Municipal Bond Index. It includes maturities of two to four years.
	Class A	Class C	Class S	Institutional Class
Net Asset Value
10/31/21	$10.16	$ 10.16	$ 10.15	$ 10.16
10/31/20	$10.21	$ 10.21	$ 10.19	$ 10.21
Distribution Information as of 10/31/21
Income Dividends, Twelve Months	$ .09	$ .01	$ .11	$ .12
Capital Gain Distributions	$.0457	$ .0457	$ .0457	$ .0457
October Income Dividend	$.0068	$ .0003	$ .0086	$ .0089
SEC 30-day Yield‡‡	.03%	–.69%	.25%	.28%
Tax Equivalent Yield‡‡	.05%	–.69%	.42%	.47%
Current Annualized Distribution Rate‡‡	.79%	.03%	1.00%	1.03%
‡‡	The SEC yield is net investment income per share earned over the month ended October 31, 2021, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been –0.07% and 0.11% for Class A and Institutional Class shares, respectively, had certain expenses not been reduced. Tax equivalent yield is based on the Fund’s yield and a marginal income tax rate of 40.8%. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2021. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 0.69% and 0.86% for Class A and Institutional Class shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.
12	|	DWS Short-Term Municipal Bond Fund

Portfolio Summary	(Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Open-End Investment Companies)	10/31/21	10/31/20
Revenue Bonds	64%	63%
Variable Rate Demand Notes	17%	7%
General Obligation Bonds	13%	22%
Lease Obligations	3%	6%
Escrow to Maturity/Prerefunded Bonds	2%	1%
Variable Rate Demand Preferred Shares	1%	1%
	100%	100%
Interest Rate Sensitivity	10/31/21	10/31/20
Effective Maturity	2.4 years	2.6 years
Modified Duration	2.0 years	2.2 years
Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.
Modified duration is an approximate measure of a fund’s sensitivity to movements in interest rates based on the current interest rate environment.
Quality (As a % of Investment Portfolio excluding Open-End Investment Companies)	10/31/21	10/31/20
AAA	27%	23%
AA	35%	40%
A	16%	19%
BBB	11%	13%
BB	2%	1%
B	0%	—
Not Rated	9%	4%
	100%	100%
The quality ratings represent the higher of Moody’s Investors Service, Inc. (“Moody’s” ), Fitch Ratings, Inc. (“Fitch” ) or S&P Global Ratings (“S&P” ) credit ratings. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.
Top Five State Allocations (As a % of Investment Portfolio excluding Open-End Investment Companies)	10/31/21	10/31/20
New York	20%	11%
California	19%	21%
Texas	9%	10%
New Jersey	4%	3%
Arizona	3%	2%
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 14. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 63 for contact information.
DWS Short-Term Municipal Bond Fund	|	13

Investment Portfolio	as of October 31, 2021
	Principal Amount ($)	Value ($)
Municipal Investments 107.2%
Alabama 1.3%
Alabama, Black Belt Energy Gas District Prepay Revenue, Series A, 4.0%, Mandatory Put 12/1/2023 @ 100, 12/1/2048, GTY: Goldman Sachs Group, Inc.	2,200,000	2,345,316
Southeast Alabama, State Gas Supply District Revenue Project, Series A, 4.0%, Mandatory Put 6/1/2024 @ 100, 6/1/2049, GTY: Morgan Stanley	1,200,000	1,296,176
		3,641,492
Alaska 0.2%
Alaska, Northern Tobacco Securitization Corp. Tobacco settlement Revenue, “2” , Series B-1, 0.5%, 6/1/2031	500,000	488,921
Arizona 3.4%
Arizona, Industrial Development Authority, Hospital Revenue Bonds, Phoenix Children Hospital:
Series A, 0.03% (a), 11/1/2021, LOC: JPMorgan Chase Bank NA	700,000	700,000
Series A, 5.0%, 2/1/2027	200,000	242,426
Series A, 5.0%, 2/1/2028 (b)	1,300,000	1,600,745
Series A, 5.0%, 2/1/2029 (b)	1,300,000	1,633,490
Arizona, State Certificates of Participation, Series A, 5.0%, 10/1/2026	1,500,000	1,815,409
Arizona, State Health Facilities Authority Revenue, Banner Health, Series B, MUNIPSA + 0.25%, 0.29% (c), Mandatory Put 11/4/2026 @ 100, 1/1/2046 (b)	810,000	810,317
Arizona, Tempe Industrial Development Authority, Tempe Life Care Village Inc., Series C-2, 1.125%, 12/1/2026	2,000,000	1,975,054
Coconino County, AZ, Pollution Control Corp. Revenue, Nevada Power Co., Series A, AMT, 1.875%, Mandatory Put 3/31/2023 @ 100, 9/1/2032	1,000,000	1,018,465
		9,795,906
California 20.0%
California, Bay Area Toll Authority, Toll Bridge Revenue, San Francisco Bay Area:
Series B-1, MUNIPSA + 1.1%, 1.15% (c), Mandatory Put 4/1/2024 @ 100, 4/1/2045	1,900,000	1,933,367
Series A, MUNIPSA + 1.25%, 1.3% (c), Mandatory Put 4/1/2027 @ 100, 4/1/2036	3,940,000	4,143,824
The accompanying notes are an integral part of the financial statements.
14	|	DWS Short-Term Municipal Bond Fund

	Principal Amount ($)	Value ($)
California, California Pollution Control Financing Authority, Solid Waste Disposal Revenue, Republic Services, Inc., Project:
Series A, AMT, 144A, 0.18%, Mandatory Put 11/1/2021 @ 100, 8/1/2023 (b)	2,265,000	2,265,000
Series A-1, AMT, 144A, 0.18%, Mandatory Put 1/18/2022 @ 100,11/1/2042	665,000	664,964
California, Infrastructure & Economic Development Bank Revenue, Brightline West Passenger Rail Project, Series A, AMT, 144A, 0.2%, Mandatory Put 2/1/2022 @ 100, 1/1/2050	1,880,000	1,879,782
California, Metropolitan Water District Revenue, Series E, MUNIPSA + 0.14%, 0.19% (c), Mandatory Put 5/21/2024 @100, 7/1/2037	880,000	880,297
California, Municipal Finance Authority, Solid Waste Disposal Revenue, Republic Services, Inc., Project:
Series A, AMT, 0.3%, Mandatory Put 4/1/2022 @ 100,7/1/2041	750,000	750,261
Series B, AMT, 0.3%, Mandatory Put 1/18/2022 @ 100, 7/1/2051	810,000	810,159
California, Nuveen AMT-Free Quality Municipal Income Fund, Series D, 0.25% (a), 11/5/2021	3,500,000	3,500,000
California, Public Finance Authority Revenue, Enso Village Project, Series B-3, 144A, 2.125%, 11/15/2027	1,500,000	1,510,076
California, San Diego Association of Governments, Capital Grant Receipts Revenue, Mid-Coast Corridor Transit Project, Series B, 1.8%, 11/15/2027	2,500,000	2,600,375
California, State Department of Water Resources, Center Valley Project, Water Systems, Series AT, MUNIPSA + 0.37%, 0.42% (c), Mandatory Put 12/1/2022 @ 100, 12/1/2035	4,000,000	4,005,924
California, State General Obligation:
Series E-REMK, MUNIPSA + 0.43%, 0.48% (c), Mandatory Put 12/1/2023 @ 100, 12/1/2029	1,250,000	1,252,660
5.0%, 9/1/2030	1,500,000	1,975,929
California, State Infrastructure & Economic Development Bank Revenue:
Series A, MUNIPSA + 0.35%, 0.4% (c), Mandatory Put 8/1/2024 @ 100, 8/1/2047	570,000	572,072
1.75%, Mandatory Put 8/1/2026 @ 100, 8/1/2055	1,100,000	1,139,519
California, State Municipal Finance Authority Revenue, LAX Integrated Express Solutions LLC, APM Project:
Series A, AMT, 5.0%, 12/31/2025	1,000,000	1,168,300
Series A, AMT, 5.0%, 6/30/2026	500,000	591,054
California, State Public Works Board, Lease Revenue Refunding Bonds, Various Capital Project, Series A, 5.0%, 8/1/2029 (b)	1,905,000	2,406,425
The accompanying notes are an integral part of the financial statements.
DWS Short-Term Municipal Bond Fund	|	15

	Principal Amount ($)	Value ($)
California, State University Revenue, Series A, 5.0%, 11/1/2021	3,000,000	3,000,000
California, Statewide Communities Development Authority Revenue, Viamonte Senior Living Project, Series B, 3.0%, 7/1/2025	470,000	470,854
California, Tobacco Securitization Agency, Tobacco Settlement, Series B-1, 1.75%, 6/1/2030	75,000	75,372
California, Transbay Joint Powers Authority, Series B, 2.4%, 10/1/2049	550,000	547,223
California, University of California Revenue:
Series S, 5.0%, 5/15/2028 (b)	2,000,000	2,467,417
Series S, 5.0%, 5/15/2029 (b)	1,000,000	1,264,216
California, Water & Waste Water Revenue, Series B, MUNIPSA + 0.1%, 0.15% (c), Mandatory Put 7/1/2024 @ 100, 7/1/2046	1,630,000	1,630,387
Glendale, CA, Unified School District:
5.0%, 9/1/2025	500,000	585,764
5.0%, 9/1/2026	500,000	603,676
Long Beach, CA, Harbor Revenue, Private Activity, Series B, AMT, 4.0%, 5/15/2022	5,000,000	5,100,868
Los Angeles County, CA, Public Works Financing Authority, Lease Revenue Refunding Bond, Series G, 5.0%, 12/1/2029 (b)	750,000	933,720
Mount Diablo, CA, Mount Diablo Unified School District, Refunding General Obligation, Series B, 4.0%, 8/1/2027 (b)	2,300,000	2,637,793
Port Oakland, CA, Intermediate Lien Revenue Bonds:
Series H, AMT, 5.0%, 5/1/2028	500,000	617,951
Series H, AMT, 5.0%, 11/1/2029	250,000	317,408
San Francisco City & County, CA, Multi Family Housing Revenue, Eastern Park Apartments, Series K, 1.3%, Mandatory Put 1/1/2023 @ 100, 7/1/2023	1,250,000	1,259,788
Stockton, CA, Public Financing Authority, Wastewater Revenue, 1.4%, 6/1/2022	1,500,000	1,502,509
Tobacco Securitization Authority of Northern California, Tobacco Settlement Revenue, Sacramento County Tobacco Securitization Corp., Series B-1, 0.45%, 6/1/2030	80,000	79,685
		57,144,619
Colorado 2.4%
Cherry Creek, CO, School District No. 5, Series C, 5.0%, 12/15/2031	2,000,000	2,462,300
The accompanying notes are an integral part of the financial statements.
16	|	DWS Short-Term Municipal Bond Fund

	Principal Amount ($)	Value ($)
Denver City & County, CO, Airport System Revenue:
Series A, AMT, 5.0%, 12/1/2026	2,000,000	2,395,289
Series D, 5.0%, Mandatory Put 11/15/2022 @ 100, 11/15/2031	2,000,000	2,096,003
		6,953,592
Connecticut 2.2%
Connecticut, Special Tax Obligation Revenue, Transport Infrastructure Purposes, Series C, 5.0%, 1/1/2029	1,000,000	1,271,066
Connecticut, State General Obligation, Series A, 5.0%, 3/15/2029	2,000,000	2,283,315
Connecticut, State Housing Finance Authority, Housing Finance Mortgage Program:
Series E-E3, 1.625%, Mandatory Put 11/15/2022 @ 100, 11/15/2059	540,000	540,505
Series C-1, 4.0%, 11/15/2047	870,000	930,029
Connecticut, State Housing Finance Program Authority Revenue, Series A-1, 4.0%, 11/15/2047	665,000	711,382
Connecticut, State Special Tax Obligation Revenue, Series A, 5.0%, 5/1/2024	500,000	557,857
		6,294,154
Florida 2.6%
Atlantic Beach, FL, Healthcare Facilities Revenue Fleet Landing Project, Series B-2, 3.0%, 11/15/2023	1,250,000	1,251,824
Clay County, FL, Sales Surtax Revenue, 5.0%, 10/1/2022	650,000	677,938
Florida, Capital Projects Finance Authority, Student Housing Revenue, Capital Project Loan Program, Series A-1, 5.0%, 10/1/2026	500,000	580,279
Florida, Development Finance Corp., Transportation Facility Revenue, Virgin Trains U.S.A. Passanger Rail Project, Series A, AMT, 144A, 6.375%, Mandatory Put 1/1/2026 @ 100, 1/1/2049	1,000,000	1,015,152
Florida, Florida Development Finance Corp., The Mayflower Retirement Community Project, Series B, 144A, 1.75%, 6/1/2026	1,020,000	1,011,982
Miami Beach, FL, Health Facilities Authority, Mount Sinai Medical Center of Florida, Inc., 5.0%, 11/15/2021	1,000,000	1,001,676
Miami-dade County, FL, Industrial Development Authority, Solid Waste Disposal Revenue, Waste Management Inc., Project:
0.32%, Mandatory Put 11/1/2023 @ 100,9/1/2027 (b)	575,000	575,000
The accompanying notes are an integral part of the financial statements.
DWS Short-Term Municipal Bond Fund	|	17

	Principal Amount ($)	Value ($)
AMT, 0.4%, Mandatory Put 11/1/2023 @ 100,11/1/2041 (b)	925,000	925,000
Village, FL, Community Development District No. 13, Special Assessment Revenue, 2.625%, 5/1/2024	375,000	381,699
		7,420,550
Georgia 1.7%
Burke County, GA, Development Authority, Pollution Control Revenue, Oglethorpe Power Corp., Series E, 3.25%, Mandatory Put 2/3/2025 @ 100, 11/1/2045	1,200,000	1,297,324
Georgia, Geo L Smith II Congress Center Authority, Convention Center Hotel First Tier Revenue, Series A, 2.375%, 1/1/2031	750,000	776,832
Georgia, Main Street Natural Gas, Inc., Gas Supply Revenue:
Series A, 4.0%, Mandatory Put 9/1/2023 @ 100, 4/1/2048, LIQ: Royal Bank of Canada	1,865,000	1,978,090
Series C, 4.0%, Mandatory Put 12/1/2023 @ 100, 8/1/2048, LIQ: Royal Bank of Canada	750,000	801,350
		4,853,596
Hawaii 0.2%
Honolulu County, HI, General Obligation, Series A, 5.0%, 11/1/2029 (b)	500,000	614,596
Illinois 3.1%
Illinois, Finance Authority Revenue, University of Chicago, Series A, 5.0%, 10/1/2028	1,000,000	1,266,505
Illinois, State Development Finance Authority, Solid Waste Disposal Revenue, Waste Management, Inc. Project, Series A, AMT, 0.55%, Mandatory Put 11/1/2022 @ 100,11/1/2044, GTY: Waste Management Holdings (b)	1,155,000	1,155,000
Illinois, State General Obligation:
5.0%, 8/1/2023	1,000,000	1,078,127
Series A, 5.0%, 3/1/2028	750,000	904,048
5.375%, 5/1/2023	1,000,000	1,073,342
Illinois, State Sales Tax Revenue, Junior Obligation, Series A, 5.0%, 6/15/2022	1,500,000	1,544,034
Will County, IL, Community Unit School District No. 210, Lincoln-Way, ETM, Zero Coupon, 1/1/2022, INS: AGMC	1,815,000	1,813,814
		8,834,870
Indiana 1.2%
Indiana, Finance Authority Revenue, Deaconess Health System, Series B, MUNIPSA + 0.3%, 0.34% (c), Mandatory Put 3/1/2027 @ 100, 3/1/2039	765,000	765,000
The accompanying notes are an integral part of the financial statements.
18	|	DWS Short-Term Municipal Bond Fund

	Principal Amount ($)	Value ($)
Indiana, State Finance Authority, Economic Development Revenue, Republic Sevices, Inc., Project:
Series B, 0.15%, Mandatory Put 1/12/2021 @ 100,5/1/2028	820,000	819,980
Series A, AMT, 0.15%, Mandatory Put 1/12/2021 @ 100,5/1/2034	885,000	884,964
Indiana, State Finance Authority, Hospital Revenue, Indiana University Health Obligated Group, Series 2015B, Prerefunded 1/1/2022 @ 100, 1.65%, Mandatory Put 9/1/2023 @ 100,12/1/2042	1,000,000	1,002,351
		3,472,295
Iowa 1.1%
Iowa, Finance Authority, Educational Facility Revenue, Holy Family Catholic School Project, 0.03% (a), 11/1/2021, LOC: U.S. Bank NA	390,000	390,000
Iowa, State Finance Authority Revenue, Lifespace Communities, Inc., Series A-2, 2.875%, 5/15/2049	50,000	50,203
Iowa, State Finance Authority, Midwestern Disaster Area Revenue, Fertilizer Co. Project, 3.125%, 12/1/2022	250,000	253,446
Iowa, State Higher Education Loan Authority Revenue, Loras College, 0.03% (a), 11/1/2021, LOC: Bank of America NA	2,130,000	2,130,000
Iowa, Tobacco Settlement Authority Settlement Revenue, Series B, 0.375%, 6/1/2030	285,000	284,794
		3,108,443
Kansas 0.5%
Kansas, State Development Finance Authority, Health Facilities, University of Kansas Health System, Series J, 0.03% (a), 11/1/2021, LOC: U.S. Bank NA	1,530,000	1,530,000
Kentucky 1.9%
Kentucky, Higher Education Student Loan Corp. Revenue, Taxable Asset Back Notes, “A1A” , Series 2021-1, 1.65%, 3/25/2051	964,817	956,074
Kentucky, State Public Energy Authority, Gas Supply Revenue, Series B, 4.0%, Mandatory Put 1/1/2025 @ 100, 1/1/2049, GTY: BP Corp. North America, Inc.	1,435,000	1,575,175
Louisville & Jefferson County, KY, Metropolitan Government Control Revenue, Louisville Gas & Celectric Co., Series B, AMT, 1.35%, 11/1/2027	3,000,000	2,998,937
		5,530,186
Louisiana 0.4%
Louisiana, Stadium & Exposition District, Bond Anticipation Notes, 5.0%, 7/3/2023	1,000,000	1,052,142
The accompanying notes are an integral part of the financial statements.
DWS Short-Term Municipal Bond Fund	|	19

	Principal Amount ($)	Value ($)
Maine 0.0%
Maine, State Housing Authority Mortgage Revenue, Series A-1, AMT, 4.5%, 11/15/2028	90,000	90,179
Maryland 2.2%
Maryland, State Department of Transportation, Series A, 5.0%, 12/1/2028 (b)	1,250,000	1,555,885
Maryland, State General Obligation, Series D, 4.0%, 8/1/2028 (b)	1,000,000	1,167,842
Maryland, State Health & Higher Educational Facilities Authority Revenue, University of Maryland Medical System Obligated Group, Series B-2, 5.0%, Mandatory Put 7/1/2027 @ 100, 7/1/2045	1,000,000	1,197,827
Montgomery County, MD, Public Improvements Project, Series A, 5.0%, 11/1/2021	2,215,000	2,215,000
		6,136,554
Massachusetts 1.0%
Massachusetts, Educational Financing Authority Education Loan Revenue:
Series B, AMT, 2.0%, 7/1/2037	170,000	167,653
Series B, AMT, 2.625%, 7/1/2036	1,400,000	1,431,340
Massachusetts, State General Obligation, 1.25%, 9/1/2022	1,000,000	1,008,168
Massachusetts, State Health & Educational Facilities Authority Revenue, Northeastern University Issue, Series T, 5.0%, 10/1/2025	245,000	255,600
		2,862,761
Michigan 1.7%
Michigan, State Finance Authority Revenue, “A1A” , Series A, 1.3%, 7/25/2061	1,866,867	1,847,160
Michigan, State Finance Authority Revenue, Hospital McLaren Health Care Corp., Series D-2, 1.2%, Mandatory Put 4/13/2028 @ 100, 10/15/2038	1,250,000	1,244,766
Michigan, State Finance Authority, Hospital Revenue Bond, Trinity Health Credit Group, MUNIPSA + 0.48%, 0.53% (c), Mandatory Put 2/1/2022 @ 100, 3/1/2051	1,335,000	1,335,184
Michigan, State Housing Development Authority, Series A-1, 1.5%, 10/1/2022	530,000	530,513
		4,957,623
Minnesota 1.8%
Minnesota, State Housing Finance Agency, Residential Holding Finance, Series H, MUNIPSA + 0.55%, 0.6% (c), Mandatory Put 12/12/2023 @ 100, 7/1/2041	5,000,000	5,024,801
The accompanying notes are an integral part of the financial statements.
20	|	DWS Short-Term Municipal Bond Fund

	Principal Amount ($)	Value ($)
Missouri 1.8%
Missouri, Higher Education Loan Authority Revenue, Taxable Student Loan Asset Back Notes, Series 2021-1, 1.53%, 1/25/2061	2,185,004	2,160,871
Missouri, Plaza At Noah’s Ark Community Improvement District:
3.0%, 5/1/2023	150,000	152,113
3.0%, 5/1/2024	200,000	203,867
3.0%, 5/1/2025	225,000	230,035
Missouri, State Development Finance Board Infrastructure Facilities Revenue, St. Louis Convention Center Hotel Garage Project, Series C, 0.03% (a), 11/1/2021, LOC: U.S. Bank NA	1,630,000	1,630,000
Missouri, State Health & Educational Facilities Authority Revenue, St Louis University, Series B, 0.03% (a), 11/1/2021, LOC: U.S. Bank NA	890,000	890,000
		5,266,886
Nevada 0.3%
Nevada, State Department of Business & Industry Solid Waster Disposal Revenue, Republic Services, Inc., Project, AMT, 144A, 0.25%, Mandatory Put 12/1/2021 @ 100, 12/1/2026	500,000	500,019
Sparks, NV, Tourism Improvement District No. 1 Revenue, Sales Tax Revenue, Series A, 144A, 2.5%, 6/15/2024	345,000	349,704
		849,723
New Hampshire 0.7%
New Hampshire, National Finance Authority, Solid Waste Disposal Refunding Revenue, Waste Management Inc., Project, Series A-3, AMT, 0.15%, Mandatory Put 12/1/2021 @ 100,4/1/2024	2,000,000	2,000,175
New Jersey 4.2%
Burlington County, NJ, General Improvement Water Sewer Utility Revenue, Series A, 1.5%, 5/25/2022	4,803,000	4,837,302
New Jersey, General Obligation, 1.5%, 5/20/2022	3,000,000	3,021,234
New Jersey, State Economic Development Authority, Motor Vehicle Surcharge Revenue, Series A, 3.125%, 7/1/2029	195,000	197,891
New Jersey, State Higher Education Assistance Authority, Student Loan Revenue, Series A, 2.375%, 12/1/2029	535,000	554,615
The accompanying notes are an integral part of the financial statements.
DWS Short-Term Municipal Bond Fund	|	21

	Principal Amount ($)	Value ($)
New Jersey, State Transportation Trust Fund Authority, Federal Highway Reimbursement Notes, Series A, 5.0%, 6/15/2024	1,000,000	1,116,278
New Jersey, Tobacco Settlement Financing Corp., Series A, 5.0%, 6/1/2025	1,955,000	2,238,358
		11,965,678
New Mexico 0.6%
New Mexico, Mortgage Finance Authority, Single Family Mortgage, “I” , Series A-1, 4.0%, 1/1/2049	650,000	709,906
Santa Fe, NM, Retirement Facility Revenue, El Castillo Retirement Project, Series B-1, 2.625%, 5/15/2025	1,000,000	1,000,898
		1,710,804
New York 20.8%
Chautauqua County, NY, Capital Resource Corp., Exempt Facilities Revenue, NRG Energy, Inc. Project, 1.3%, Mandatory Put 3/4/2023 @ 100,4/1/2042	2,000,000	2,011,361
New York, Housing Development Corp., Multi-Family Mortgage Revenue, Series H, 0.12%, Mandatory Put 3/15/2022 @100, 11/1/2051	705,000	704,809
New York, Metropolitan Transportation Authority, Series F, 5.0%, 11/15/2022	5,390,000	5,650,710
New York, Metropolitan Transportation Authority Revenue, Series E-1, 0.04% (a), 11/1/2021, LOC: Barclays Bank PLC	7,425,000	7,425,000
New York, Metropolitan Transportation Authority, Dedicated Tax Fund, Series A-1, 0.03% (a), 11/1/2021, LOC: TD Bank NA	3,600,000	3,600,000
New York, State Dormitory Authority Revenue, Non-Supported Debt, Northwell Healthcare, Inc., Series B-1, 5.0%, Mandatory Put 5/1/2022 @ 100, 5/1/2048	2,000,000	2,007,007
New York, State Environmental Facilities Corp., Solid Waste Disposal Revenue, Waste Management, Inc., AMT, 0.2%, Mandatory Put 2/1/2022 @100, 5/1/2030	335,000	335,000
New York, State Housing Finance Agency Revenue, Series K, 1.45%, 5/1/2023	2,500,000	2,504,712
New York, State Housing Finance Agency Revenue, 160 Madison Avenue LLC, Series B, 0.07% (a), 11/1/2021, LOC: Landesbank Hessen-thrgn	200,000	200,000
New York, State Mortgage Agency, Homeowner Mortgage Revenue, Series 195, 4.0%, 10/1/2046	1,350,000	1,433,927
New York, State Transportation Development Corp., Special Facility Revenue, Delta Air Lines, Inc., LaGuardia Airport Terminals C&D Redevelopment, AMT, 5.0%, 1/1/2024	2,500,000	2,726,124
The accompanying notes are an integral part of the financial statements.
22	|	DWS Short-Term Municipal Bond Fund

	Principal Amount ($)	Value ($)
New York, Triborough Bridge & Tunnel Authority Revenue:
Series B-1, 0.02% (a), 11/1/2021, LOC: Bank of America NA	215,000	215,000
Series B-4C, 0.03% (a), 11/1/2021, LOC: U.S. Bank NA	1,570,000	1,570,000
New York & New Jersey, Port Authority:
Series 226, AMT, 5.0%, 10/15/2027	750,000	916,181
Series 226, AMT, 5.0%, 10/15/2028	660,000	822,561
New York City, NY, Housing Development Corp., Multi-Family Mortgage Revenue, Series A, 1.125%, Mandatory Put 11/1/2024 @ 100, 5/1/2060	1,000,000	1,003,147
New York, NY, General Obligation:
Series I-4, 0.03% (a), 11/1/2021, LOC: TD Bank NA	8,200,000	8,200,000
Series G, 0.04% (a), 11/1/2021, LOC: Mizuho Bank Ltd.	10,895,000	10,894,656
Series 2-REM, 0.11% (a), 11/1/2021	1,000,000	1,000,000
Series 3-REM, 0.11% (a), 11/7/2021	635,000	635,000
Series I-A, 5.0%, 4/1/2029	2,000,000	2,552,098
Oyster Bay, NY, Public Improvement Refunding Bonds, 4.0%, 11/1/2027, INS: Build America Mutual	315,000	368,551
Troy, NY, Capital Resource Corp. Revenue, Rensselaer Polytechnic Institute:
Series A, 5.0%, 9/1/2025	300,000	347,983
Series A, 5.0%, 9/1/2027	500,000	607,625
5.0%, 8/1/2028	1,000,000	1,158,147
Series A, 5.0%, 9/1/2028	500,000	619,751
		59,509,350
North Carolina 1.6%
North Carolina, Charlotte-Mecklenburg Hospital Health Care Authorirty Revenue:
Series E, 0.04% (a), 11/1/2021, LOC: Royal Bank of Canada	1,600,000	1,600,000
Series C, 5.0%, Mandatory Put 12/1/2028 @ 100, 1/15/2050	1,000,000	1,271,168
North Carolina, State Housing Finance Agency, Home Ownership Revenue:
Series 38-B, 4.0%, 7/1/2047	490,000	524,874
Series 41, 4.0%, 1/1/2050	1,195,000	1,299,948
		4,695,990
North Dakota 0.3%
North Dakota, State Housing Finance Agency, Home Mortgage Housing Finance Program, Series A, 4.0%, 7/1/2047	785,000	839,752
The accompanying notes are an integral part of the financial statements.
DWS Short-Term Municipal Bond Fund	|	23

	Principal Amount ($)	Value ($)
Ohio 3.4%
Allen Country, OH, Hospital Facilities Revenue:
Series C, 0.03% (a), 11/1/2021, LOC: Bank of Montreal	1,800,000	1,800,000
Series A, 5.0%, 12/1/2022	600,000	630,549
Series A, 5.0%, 12/1/2023	1,000,000	1,095,810
City of Akron, OH, Community Learning Centers Income Tax Revenue, 4.0%, 12/1/2028 (b)	1,380,000	1,608,159
Cleveland, OH, Airport System Revenue:
Series A, 5.0%, 1/1/2023, INS: AGMC	1,810,000	1,910,211
Series A, AMT, 5.0%, 1/1/2025	1,000,000	1,135,066
Ohio, Port of Greater Cincinnati Development Authority Revenue, Convention Center Hotel Acquisition And Demolition Project, Series A, 3.0%, 5/1/2023	1,500,000	1,507,473
		9,687,268
Oklahoma 0.9%
Oklahoma, State Development Finance Authority, Gilcrease Expressway West Project, Series A, AMT, 1.625%, 7/6/2023	2,000,000	2,013,747
Oklahoma, State Municipal Power Authority, SIFMA Index, Series A, MUNIPSA + 0.39%, 0.44% (c), 1/1/2023	430,000	430,017
		2,443,764
Oregon 1.6%
Clackamas County, OR, Hospital Facility Authority, Senior Living Revenue, Rose Villa Project, Series B-2, 2.75%, 11/15/2025	1,250,000	1,250,810
Oregon, State Facilities Authority Revenue, Peacehealth Systems, Series B, 0.03% (a), 11/1/2021, LOC: TD Bank NA	1,000,000	1,000,000
Oregon, State Housing & Community Services Department, Mortgage Revenue, Series A, 3.5%, 7/1/2036	950,000	990,845
Washington Multnomah & Yamhill Counties, OR, Hillsboro School District No. 1J, 5.0%, 6/15/2031	1,180,000	1,441,539
		4,683,194
Pennsylvania 3.1%
Geisinger, PA, Authority Health System Revenue, Series B, 5.0%, Mandatory Put 2/15/2027 @ 100, 4/1/2043	1,000,000	1,194,291
Pennsylvania, Commonwealth Financing Authority, Tobacco Master Settlement Payment Revenue Bonds, 5.0%, 6/1/2026	2,000,000	2,373,988
Pennsylvania, Economic Development Financing Authority, Solid Waste Disposal Revenue, Waste Management, Inc., Project, AMT, 0.2%, Mandatory Put 11/1/2021 @ 100, 8/1/2045, GTY: Waste Management, Inc.	735,000	735,000
The accompanying notes are an integral part of the financial statements.
24	|	DWS Short-Term Municipal Bond Fund

	Principal Amount ($)	Value ($)
Pennsylvania, State Housing Finance Agency, Single Family Mortgage Revenue:
Series 119, AMT, 3.5%, 10/1/2041	640,000	667,422
Series 122, AMT, 4.0%, 10/1/2046	2,215,000	2,364,608
Philadelphia, PA, School District, Series 2020, 5.0%, 9/1/2022	1,000,000	1,039,683
Pittsburgh, PA, Water & Sewer Authority Systems Revenue, Series C, MUNIPSA + 0.65%, 0.7% (c), Mandatory Put 12/1/2023 @ 100, 9/1/2040, INS: AGMC	500,000	503,862
		8,878,854
Rhode Island 0.4%
Rhode Island, State Housing & Mortgage Finance Corp., Revenue, Multi Family Development Sustainability Bonds, Series 1-A, 1.7%, Mandatory Put 10/1/2022 @ 100, 10/1/2049	980,000	980,559
South Carolina 0.1%
South Carolina, State Jobs Economic Development Authority, Hospital Revenue, Prisma Healthcare Obligated Group, Series B, 0.03% (a), 11/1/2021, LOC: U.S. Bank NA	400,000	400,000
South Dakota 0.6%
South Dakota, Housing Development Authority, Homeownership Mortgage:
Series B, 4.0%, 11/1/2047	1,360,000	1,461,487
Series A, AMT, 4.5%, 5/1/2031	140,000	160,720
		1,622,207
Tennessee 1.2%
Tennessee, Housing Development Agency, Residential Financing Program Revenue, Series 1C, AMT, 3.0%, 7/1/2038	230,000	234,148
Tennessee, New Memphis Arena Public Building Authority, Local Government Public Improvement Bond, Zero Coupon, 4/1/2027	325,000	320,548
Tennessee, Solid Waste Disposal Refunding Revenue, Waste Management, Inc., Project, AMT, 0.2%, Mandatory Put 11/1/2021 @ 100, 7/2/2035, GTY: Waste Management, Inc.	500,000	500,000
Tennessee, State Energy Acquisition Corp., Gas Revenue, Series A, 4.0%, Mandatory Put 5/1/2023 @ 100, 5/1/2048, GTY: Goldman Sachs Group, Inc.	2,250,000	2,356,398
The accompanying notes are an integral part of the financial statements.
DWS Short-Term Municipal Bond Fund	|	25

	Principal Amount ($)	Value ($)
Tennessee, State Housing Development Agency, Homeownership Program:
Series 2C, AMT, 4.0%, 7/1/2038	5,000	5,028
Series 1A, AMT, 4.5%, 1/1/2038	15,000	15,092
		3,431,214
Texas 9.8%
Bowie County, TX, Industrial Development Corp. Revenue, 0.05% (a), 11/1/2021, LOC: JPMorgan Chase Bank NA	2,400,000	2,400,000
Fort Bend, TX, Independent School District Variable Rate, Unlimited Tax Building and Refunding Bonds, Series B, 0.875%, Mandatory Put 8/1/2025 @ 100, 8/1/2050	395,000	398,399
Harris County, TX, Cultural Education Facilities Finance Corp. Revenue, Memorial Herman Hospital Health System, Series B-1, 5.0%, Mandatory Put 12/1/2022 @ 100, 7/1/2049	1,500,000	1,572,112
Houston, TX, Airport Systems Revenue:
Series A, AMT, 5.0%, 7/1/2025	500,000	576,874
Series A, AMT, 5.0%, 7/1/2026	1,000,000	1,184,723
Series C, AMT, 5.0%, 7/1/2026	2,500,000	2,961,809
Houston, TX, Hotel Occupancy Tax And Special Revenue, Convention and Entertainment Facilities Department, 5.0%, 9/1/2026	1,735,000	2,071,914
Houston, TX, Independent School District:
Series A-2, 2.25%, Mandatory Put 6/1/2022 @ 100, 6/1/2039	1,000,000	1,011,390
4.0%, Mandatory Put 6/1/2023 @ 100, 6/1/2029	1,000,000	1,057,248
Tarrant County, TX, Cultural Education Facilities Finance Corp., Hospital Revenue, Baylor Health Care System Project, Series C, 0.03% (a), 11/1/2021, LOC: TD Bank NA	850,000	850,000
Tarrant County, TX, Cultural Education Facilities Finance Corp., Hospital Revenue, Methodist Hospitals of Dallas Project, Series A, 0.03% (a), 11/1/2021, LOC: TD Bank NA	1,095,000	1,095,000
Texas, Angelina & Neches River Authority, Industrial Development Corp., Solid Waste Disposal and Waste Treatment Facility Revenue, Jefferson Enterprise Energy LLC Project, Series B, AMT, 0.45%, Mandatory Put 6/30/2022 @ 100, 12/1/2045	1,335,000	1,334,295
Texas, Clifton Higher Education Finance Corp. Revenue, Taxable Variable Rate, Idea Public Schools, Series T, 144A, 0.75%, Mandatory Put 2/15/2022 @ 100, 8/15/2050	6,000,000	6,007,899
Texas, Deer Park Independent School District, 0.16%, Mandatory Put 10/03/2022 @ 100,10/1/2042	775,000	774,449
The accompanying notes are an integral part of the financial statements.
26	|	DWS Short-Term Municipal Bond Fund

	Principal Amount ($)	Value ($)
Texas, Grand Parkway Transportation Corp., 5.0%, 2/1/2023	1,040,000	1,099,054
Texas, Love Field Airport Modernization Corp., General Airport Revenue, AMT, 5.0%, 11/1/2021	500,000	500,000
Texas, Lower Colorado River Authority Revenue, 5.0%, 5/15/2029, INS: AGMC (b)	1,000,000	1,242,830
Texas, Mission Economic Development Corp., Solid Waste Disposal Revenue, Republic Services, Inc., Project, AMT, 0.2%, Mandatory Put 2/1/2022 @100, 1/1/2026	335,000	335,000
Texas, Mission Economic Development Corp., Solid Waste Disposal Revenue, Waste management Inc., Project, Series B, AMT, 0.15%, Mandatory Put 12/1/2021 @ 100,7/1/2040	1,000,000	1,000,087
Texas, State Municipal Gas Acquisition & Supply Corp., III Gas Supply Revenue, 5.0%, 12/15/2029, GTY: Macquarie Group Ltd.	500,000	627,512
		28,100,595
Virginia 1.2%
Chesapeake Bay, VA, Bridge & Tunnel District Revenue, First Tier General Resolution, 5.0%, 11/1/2023	1,250,000	1,362,832
Lynchburg, VA, Economic Development Authority, Hospital Revenue, Centra Health Obligated Group, Series B, 0.04% (a), 11/1/2021, LOC: Truist Bank	500,000	500,000
Peninsula, VA, Ports Authority, Coal Terminal Revenue, Dominion Terminal Associates Project, Series 2003, 1.7%, Mandatory Put 10/1/2022 @ 100, 10/1/2033	1,410,000	1,425,782
		3,288,614
Washington 2.4%
Seattle, WA, Municipal Light & Power Revenue:
Series B, MUNIPSA + 0.25%, 0.3% (c), Mandatory Put 11/1/2021 @ 100, 5/1/2045	355,000	358,253
Series C-1, MUNIPSA + 0.49%, 0.54% (c), Mandatory Put 11/1/2023 @ 100, 11/1/2046	2,000,000	2,008,075
Washington, Central Puget Sound Regional Transit Authority Sales & Use Taxes Revenue, Motor Vehicle Excise Tax Improvement, Green Bond, Series 2A, MUNIPSA + 0.2%, 0.25% (c), Mandatory Put 11/1/2026 @ 100, 11/1/2045	1,615,000	1,631,652
Washington, State General Obligation:
5.0%, 6/1/2026	500,000	598,228
5.0%, 6/1/2027	300,000	368,265
Washington, State Housing Finance Commission, Transforming Age Projects, Series B, 144A, 2.375%, 1/1/2026	2,000,000	2,001,379
		6,965,852
The accompanying notes are an integral part of the financial statements.
DWS Short-Term Municipal Bond Fund	|	27

	Principal Amount ($)	Value ($)
West Virginia 0.9%
West Virginia, State Economic Development Authority, Solid Waste Disposal Facilities Revenue, Arch Resources Project, Series A, AMT, 4.125%, Mandatory Put 7/1/2025 @ 100, 7/1/2045	250,000	263,135
West Virginia, State Economic Development Authority, Solid Waste Disposal Facilities Revenue, Wheeling Power Co., Mitchell Project, Series A, AMT, 3.0%, Mandatory Put 4/1/2022 @ 100, 6/1/2037	2,250,000	2,275,431
		2,538,566
Wisconsin 1.6%
City of Racine County, WI, General Obligation, 2.0%, 4/1/2022	305,000	305,717
Wisconsin, Public Finance Authority, Solid Waste Disposal Revenue, Waste Management, Inc., Project, Series A-3, AMT, 0.2%, Mandatory Put 11/1/2021 @ 100, 9/1/2027, GTY: Waste Management Holdings	335,000	335,000
Wisconsin, State Health & Educational Facilities Authority Revenue, Advocate Aurora Health Credit Group, Series C-4, MUNIPSA + 0.65%, 0.7% (c), Mandatory Put 7/31/2024 @ 100, 8/15/2054	1,000,000	1,009,223
Wisconsin, State Housing & Economic Development Authority, Home Ownership Revenue, Series A, AMT, 3.5%, 3/1/2046	1,320,000	1,384,194
Wisconsin, Waukesha Note Anticipation Notes, Series A, 2.0%, 7/1/2022	1,500,000	1,514,387
		4,548,521
Guam 0.6%
Guam, International Airport Authority Revenue, Series A, AMT, 5.0%, 10/1/2022	1,500,000	1,562,874
Other 0.2%
Federal Home Loan Mortgage Corp., Multi-Family Variable Rate Certificates, “A” , Series M024, AMT, 2.304%, 5/15/2027	572,917	587,721
Total Municipal Investments (Cost $301,734,954)		306,365,441
	Shares	Value ($)
Open-End Investment Companies 0.1%
BlackRock Liquidity Funds MuniCash Portfolio, Institutional Shares, 0.01% (d) (Cost $428,948)	428,693	428,736

The accompanying notes are an integral part of the financial statements.
28	|	DWS Short-Term Municipal Bond Fund

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $302,163,902)	107.3	306,794,177
Other Assets and Liabilities, Net	(7.3)	(20,940,143)
Net Assets	100.0	285,854,034
(a)	Variable rate demand notes and variable rate demand preferred shares are securities whose interest rates are reset periodically (usually daily mode or weekly mode) by remarketing agents based on current market levels, and are not directly set as a fixed spread to a reference rate. These securities may be redeemed at par by the holder through a put or tender feature and are shown at their current rates as of October 31, 2021. Date shown reflects the earlier of demand date or stated maturity date.
(b)	When-issued security.
(c)	Variable or floating rate security. These securities are shown at their current rate as of October 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables. Securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable.
(d)	Current yield; not a coupon rate.
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
AGMC: Assured Guaranty Municipal Corp.
AMT: Subject to alternative minimum tax.
ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.
GTY: Guaranty Agreement
INS: Insured
LIQ: Liquidity Facility
LOC: Letter of Credit
MUNIPSA: SIFMA Municipal Swap Index Yield
Prerefunded: Bonds which are prerefunded are collateralized usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.
SIFMA: Securities Industry and Financial Markets Association
The accompanying notes are an integral part of the financial statements.
DWS Short-Term Municipal Bond Fund	|	29

Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of October 31, 2021 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Municipal Investments (a)	$ —	$306,365,441	$—	$306,365,441
Open-End Investment Companies	428,736	—	—	428,736
Total	$428,736	$306,365,441	$ —	$306,794,177
(a)	See Investment Portfolio for additional detailed categorizations.
The accompanying notes are an integral part of the financial statements.
30	|	DWS Short-Term Municipal Bond Fund

Statement of Assets and Liabilities
as of October 31, 2021

Assets
Investment in securities, at value (cost $302,163,902)	$ 306,794,177
Cash	1
Receivable for investments sold	668,260
Receivable for Fund shares sold	697,965
Interest receivable	2,049,595
Other assets	21,569
Total assets	310,231,567
Liabilities
Payable for investments purchased — when-issued securities	23,835,601
Payable for Fund shares redeemed	236,217
Distributions payable	42,691
Accrued management fee	45,812
Accrued Trustees' fees	2,968
Other accrued expenses and payables	214,244
Total liabilities	24,377,533
Net assets, at value	$ 285,854,034
Net Assets Consist of
Distributable earnings (loss)	4,669,098
Paid-in capital	281,184,936
Net assets, at value	$ 285,854,034
The accompanying notes are an integral part of the financial statements.
DWS Short-Term Municipal Bond Fund	|	31

Statement of Assets and Liabilities as of October 31, 2021 (continued)

Net Asset Value
Class A
Net Asset Value and redemption price per share ($125,587,226 ÷ 12,361,024 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.16
Maximum offering price per share (100 ÷ 97.75 of $10.16)	$ 10.39
Class C
Net Asset Value, offering and redemption price
(subject to contingent deferred sales charge) per share
($1,938,961 ÷ 190,911 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.16
Class S
Net Asset Value, offering and redemption price per share ($47,773,341 ÷ 4,708,477 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.15
Institutional Class
Net Asset Value, offering and redemption price per share ($110,554,506 ÷ 10,878,905 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.16
The accompanying notes are an integral part of the financial statements.
32	|	DWS Short-Term Municipal Bond Fund

Statement of Operations
for the year ended October 31, 2021

Investment Income
Income:
Interest	$ 4,756,580
Expenses:
Management fee	928,836
Administration fee	300,324
Services to shareholders	301,014
Distribution and service fees	357,220
Custodian fee	2,789
Professional fees	74,048
Reports to shareholders	30,965
Registration fees	74,631
Trustees' fees and expenses	10,990
Other	18,941
Total expenses before expense reductions	2,099,758
Expense reductions	(160,032)
Total expenses after expense reductions	1,939,726
Net investment income	2,816,854
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	687,189
Change in net unrealized appreciation (depreciation) on investments	(273,233)
Net gain (loss)	413,956
Net increase (decrease) in net assets resulting from operations	$ 3,230,810
The accompanying notes are an integral part of the financial statements.
DWS Short-Term Municipal Bond Fund	|	33

Statements of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2021	2020
Operations:
Net investment income	$ 2,816,854	$ 3,943,892
Net realized gain (loss)	687,189	1,450,750
Change in net unrealized appreciation (depreciation)	(273,233)	765,052
Net increase (decrease) in net assets resulting from operations	3,230,810	6,159,694
Distributions to shareholders:
Class A	(1,847,945)	(2,262,008)
Class C	(19,191)	(25,033)
Class S	(747,681)	(722,026)
Institutional Class	(1,924,198)	(1,801,121)
Total distributions	(4,539,015)	(4,810,188)
Fund share transactions:
Proceeds from shares sold	122,168,999	197,757,493
Reinvestment of distributions	4,235,656	4,466,589
Payments for shares redeemed	(161,369,078)	(211,370,541)
Net increase (decrease) in net assets from Fund share transactions	(34,964,423)	(9,146,459)
Increase (decrease) in net assets	(36,272,628)	(7,796,953)
Net assets at beginning of period	322,126,662	329,923,615
Net assets at end of period	$ 285,854,034	$ 322,126,662

The accompanying notes are an integral part of the financial statements.
34	|	DWS Short-Term Municipal Bond Fund

Financial Highlights
DWS Short-Term Municipal Bond Fund — Class A
	Years Ended October 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$10.21	$10.15	$9.93	$10.10	$10.16
Income (loss) from investment operations:
Net investment income[a]	.08	.11	.15	.17	.13
Net realized and unrealized gain (loss)	.01	.09	.23	(.17)	(.06)
Total from investment operations	.09	.20	.38	—	.07
Less distributions from:
Net investment income	(.09)	(.12)	(.16)	(.17)	(.13)
Net realized gains	(.05)	(.02)	—	—	—
Total distributions	(.14)	(.14)	(.16)	(.17)	(.13)
Net asset value, end of period	$10.16	$10.21	$10.15	$9.93	$10.10
Total Return (%)[b,c]	.84	2.00	3.83	(.02)	.67
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	126	145	180	104	121
Ratio of expenses before expense reductions (%)	.79	.79	.91	.94	.91
Ratio of expenses after expense reductions (%)	.74	.72	.72	.71	.73
Ratio of net investment income (%)	.79	1.13	1.54	1.67	1.26
Portfolio turnover rate (%)	105	88	109	117	89
[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the financial statements.
DWS Short-Term Municipal Bond Fund	|	35

DWS Short-Term Municipal Bond Fund — Class C
	Years Ended October 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$10.21	$10.15	$9.93	$10.10	$10.16
Income (loss) from investment operations:
Net investment income[a]	.01	.04	.08	.09	.05
Net realized and unrealized gain (loss)	.00 *	.09	.22	(.17)	(.06)
Total from investment operations	.01	.13	.30	(.08)	(.01)
Less distributions from:
Net investment income	(.01)	(.05)	(.08)	(.09)	(.05)
Net realized gains	(.05)	(.02)	—	—	—
Total distributions	(.06)	(.07)	(.08)	(.09)	(.05)
Net asset value, end of period	$10.16	$10.21	$10.15	$9.93	$10.10
Total Return (%)[b,c]	.10	1.24	3.05	(.77)	(.08)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	3	5	8	14
Ratio of expenses before expense reductions (%)	1.55	1.55	1.70	1.70	1.68
Ratio of expenses after expense reductions (%)	1.49	1.47	1.47	1.46	1.48
Ratio of net investment income (%)	.07	.38	.85	.90	.51
Portfolio turnover rate (%)	105	88	109	117	89
[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.005.
The accompanying notes are an integral part of the financial statements.
36	|	DWS Short-Term Municipal Bond Fund

DWS Short-Term Municipal Bond Fund — Class S
	Years Ended October 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$10.19	$10.13	$9.92	$10.09	$10.15
Income (loss) from investment operations:
Net investment income[a]	.10	.13	.17	.18	.14
Net realized and unrealized gain (loss)	.02	.09	.21	(.17)	(.06)
Total from investment operations	.12	.22	.38	.01	.08
Less distributions from:
Net investment income	(.11)	(.14)	(.17)	(.18)	(.14)
Net realized gains	(.05)	(.02)	—	—	—
Total distributions	(.16)	(.16)	(.17)	(.18)	(.14)
Net asset value, end of period	$10.15	$10.19	$10.13	$9.92	$10.09
Total Return (%)[b]	1.10	2.15	3.88	.12	.82
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	48	49	51	46	113
Ratio of expenses before expense reductions (%)	.60	.65	.75	.81	.81
Ratio of expenses after expense reductions (%)	.58	.57	.57	.56	.58
Ratio of net investment income (%)	.95	1.27	1.72	1.78	1.41
Portfolio turnover rate (%)	105	88	109	117	89
[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the financial statements.
DWS Short-Term Municipal Bond Fund	|	37

DWS Short-Term Municipal Bond Fund — Institutional Class
	Years Ended October 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$10.21	$10.15	$9.93	$10.10	$10.16
Income (loss) from investment operations:
Net investment income[a]	.11	.14	.18	.19	.15
Net realized and unrealized gain (loss)	.01	.09	.22	(.17)	(.06)
Total from investment operations	.12	.23	.40	.02	.09
Less distributions from:
Net investment income	(.12)	(.15)	(.18)	(.19)	(.15)
Net realized gains	(.05)	(.02)	—	—	—
Total distributions	(.17)	(.17)	(.18)	(.19)	(.15)
Net asset value, end of period	$10.16	$10.21	$10.15	$9.93	$10.10
Total Return (%)[b]	1.09	2.26	4.09	.23	.92
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	111	125	94	67	45
Ratio of expenses before expense reductions (%)	.56	.55	.69	.72	.66
Ratio of expenses after expense reductions (%)	.49	.47	.48	.46	.48
Ratio of net investment income (%)	1.04	1.37	1.79	1.95	1.51
Portfolio turnover rate (%)	105	88	109	117	89
[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the financial statements.
38	|	DWS Short-Term Municipal Bond Fund

Notes to Financial Statements
A.	Organization and Significant Accounting Policies
DWS Short-Term Municipal Bond Fund (the “Fund” ) is a diversified series of Deutsche DWS Municipal Trust (the “Trust” ), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act” ), as an open-end management investment company organized as a Massachusetts business trust.
The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 8 years, provided that the Fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 8 years. Class S shares are not subject to initial or contingent deferred sales charges and are available through certain intermediary relationships with financial services firms, or can be purchased by establishing an account directly with the Fund’s transfer agent. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.
The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP” ) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
DWS Short-Term Municipal Bond Fund	|	39

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Municipal debt securities are valued at prices supplied by independent pricing services approved by the Fund’s Board, whose valuations are intended to reflect the mean between the bid and asked prices. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, obtained from one or more broker-dealers. These securities are generally categorized as Level 2.
Preferred shares of closed-end investment companies held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of
40	|	DWS Short-Term Municipal Bond Fund

the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.
When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.
Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.
Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders.
The Fund has reviewed the tax positions for the open tax years as of October 31, 2021 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically
DWS Short-Term Municipal Bond Fund	|	41

make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
At October 31, 2021, the Fund’s components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$ 475,347
Undistributed long-term capital gains	$ 199,470
Net unrealized appreciation (depreciation) on investments	$ 4,036,971
At October 31, 2021, the aggregate cost of investments for federal income tax purposes was $302,757,206. The net unrealized appreciation for all investments based on tax cost was $4,036,971. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $5,341,266 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $1,304,295.
In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
Years Ended October 31,
	2021	2020
Distributions from tax-exempt income	$ 3,028,439	$ 4,258,120
Distributions from ordinary income*	$ 634,409	$ 404,075
Distributions from long-term capital gains	$ 876,167	$ 147,993
*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes with the exception of securities in default of principal.
42	|	DWS Short-Term Municipal Bond Fund

B.	Purchases and Sales of Securities
During the year ended October 31, 2021, purchases and sales of investment securities (excluding short-term investments) aggregated $336,375,800 and $350,617,162, respectively.
C.	Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA”  or the “Advisor” ), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group” ), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $500 million of the Fund’s average daily net assets	.300%
Next $500 million of such net assets	.285%
Next $1.0 billion of such net assets	.270%
Over $2.0 billion of such net assets	.255%
Accordingly, for the year ended October 31, 2021, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.30% of the Fund’s average daily net assets.
For the period from November 1, 2020 through January 31, 2021, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	.72%
Class C	1.47%
Class S	.57%
Institutional Class	.47%
For the period from February 1, 2021 through September 30, 2021, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to
DWS Short-Term Municipal Bond Fund	|	43

maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	.76%
Class C	1.51%
Class S	.61%
Institutional Class	.51%
Effective October 1, 2021 through September 30, 2022, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	.69%
Class C	1.44%
Class S	.54%
Institutional Class	.44%
For the year ended October 31, 2021, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$ 68,752
Class C	1,432
Class S	7,381
Institutional Class	82,467
$ 160,032
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee” ) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2021, the Administration Fee was $300,324, of which $23,844 is unpaid.
Service Provider Fees. DWS Service Company (“DSC” ), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST” ), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing
44	|	DWS Short-Term Municipal Bond Fund

fee it receives from the Fund. For the year ended October 31, 2021, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at October 31, 2021
Class A	$ 2,045	$ 326
Class C	333	46
Class S	2,362	389
Institutional Class	515	86
	$ 5,255	$ 847
In addition, for the year ended October 31, 2021, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders,”  were as follows:
Sub-Recordkeeping	Total Aggregated
Class A	$ 111,391
Class C	2,194
Class S	63,293
Institutional Class	116,368
$ 293,246
Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, DWS Distributors, Inc. (“DDI” ), an affiliate of the Advisor, receives a fee (“Distribution Fee” ) of 0.75% of the average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended October 31, 2021, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at October 31, 2021
Class C	$ 19,314	$ 1,239
In addition, DDI provides information and administrative services for a fee (“Service Fee” ) to Class A and C shareholders at an annual rate of up to 0.25% of the average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder
DWS Short-Term Municipal Bond Fund	|	45

accounts the firms service. For the year ended October 31, 2021, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at October 31, 2021	Annual Rate
Class A	$ 331,931	$ 48,389.24%
Class C	5,975	1,169.23%
	$ 337,906	$ 49,558
Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2021 aggregated $6,010.
In addition, DDI receives any contingent deferred sales charge (“CDSC” ) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended October 31, 2021, the CDSC for Class C shares aggregated $170. A deferred sales charge of up to 0.75% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2021, DDI received $14,429 for Class A shares.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended October 31, 2021, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders”  aggregated $1,640, of which $271 is unpaid.
Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Transactions with Affiliates. The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers or common trustees. During the year ended October 31, 2021, the Fund engaged in securities purchases of $94,000,000 and securities sales of $89,410,500 with a net gain (loss) on securities sales of $0, with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act.
D.	Line of Credit
The Fund and other affiliated funds (the “Participants” ) share in a $350 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of
46	|	DWS Short-Term Municipal Bond Fund

the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at October 31, 2021.
E.	Fund Share Transactions
The following table summarizes share and dollar activity in the Fund:
	Year Ended October 31, 2021		Year Ended October 31, 2020
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	2,025,918	$ 20,696,345	7,376,750	$ 74,890,290
Class C	32,778	335,111	89,300	904,406
Class S	2,913,141	29,727,568	2,450,057	24,719,648
Institutional Class	6,986,762	71,409,975	9,593,317	97,243,149
		$ 122,168,999		$ 197,757,493
Shares issued to shareholders in reinvestment of distributions
Class A	169,935	$ 1,736,458	210,893	$ 2,139,312
Class C	1,824	18,633	2,118	21,468
Class S	68,905	703,106	66,030	668,976
Institutional Class	173,926	1,777,459	161,251	1,636,833
		$ 4,235,656		$ 4,466,589
Shares redeemed
Class A	(4,074,253)	$ (41,636,421)	(11,090,190)	$ (112,076,188)
Class C	(174,620)	(1,784,245)	(233,645)	(2,372,670)
Class S	(3,038,152)	(31,012,850)	(2,815,972)	(28,428,212)
Institutional Class	(8,509,616)	(86,935,562)	(6,763,093)	(68,493,471)
		$ (161,369,078)		$ (211,370,541)
Net increase (decrease)
Class A	(1,878,400)	$ (19,203,618)	(3,502,547)	$ (35,046,586)
Class C	(140,018)	(1,430,501)	(142,227)	(1,446,796)
Class S	(56,106)	(582,176)	(299,885)	(3,039,588)
Institutional Class	(1,348,928)	(13,748,128)	2,991,475	30,386,511
		$ (34,964,423)		$ (9,146,459)
DWS Short-Term Municipal Bond Fund	|	47

F.	Other — COVID-19 Pandemic
A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain interruptions. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting.
48	|	DWS Short-Term Municipal Bond Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Municipal Trust and Shareholders of DWS Short-Term Municipal Bond Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS Short-Term Municipal Bond Fund (the “Fund” ) (one of the funds constituting Deutsche DWS Municipal Trust) (the “Trust” ), including the investment portfolio, as of October 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the “financial statements” ). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Municipal Trust) at October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.
The financial highlights for the years ended October 31, 2017 and October 31, 2018, were audited by another independent registered public accounting firm whose report, dated December 20, 2018, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB” ) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are
DWS Short-Term Municipal Bond Fund	|	49

required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
December 22, 2021
50	|	DWS Short-Term Municipal Bond Fund

Information About Your Fund’s Expenses
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Class A, Class C and Institutional Class shares; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2021 to October 31, 2021).
The tables illustrate your Fund’s expenses in two ways:
—	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.
—	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000”  line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.
DWS Short-Term Municipal Bond Fund	|	51

Expenses and Value of a $1,000 Investment
For the six months ended October 31, 2021 (Unaudited)

Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 5/1/21	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/21	$ 999.00	$ 995.40	$ 999.80	$ 999.30
Expenses Paid per $1,000*	$ 3.78	$ 7.54	$ 2.92	$ 2.52
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 5/1/21	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/21	$1,021.42	$1,017.64	$1,022.28	$1,022.68
Expenses Paid per $1,000*	$ 3.82	$ 7.63	$ 2.96	$ 2.55
*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.
Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
DWS Short-Term Municipal Bond Fund	.75%	1.50%	.58%	.50%
For more information, please refer to the Fund’s prospectus.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.
Tax Information	(Unaudited)
The Fund paid distributions of $0.03 per share from net long-term capital gains during its year ended October 31, 2021.
Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $221,000 as capital gain dividends for its year ended October 31, 2021.
Of the dividends paid from net investment income for the taxable year ended October 31, 2021, 100% are designated as exempt interest dividends for federal income tax purposes.
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.
52	|	DWS Short-Term Municipal Bond Fund

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board”  or “Trustees” ) approved the renewal of DWS Short-Term Municipal Bond Fund’s (the “Fund” ) investment management agreement (the “Agreement” ) with DWS Investment Management Americas, Inc. (“DIMA” ) in September 2021.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees” ).
—	The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant” ).
—	The Board also received extensive information throughout the year regarding performance of the Fund.
—	The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—	In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group” ). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s
DWS Short-Term Municipal Bond Fund	|	53

shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar” ), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review”  (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2020, the Fund’s performance (Class A shares) was in the 2nd quartile, 2nd quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-, three- and five-year periods ended December 31, 2020.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge” ) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds
54	|	DWS Short-Term Municipal Bond Fund

(1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2020). The Board noted that, effective October 1, 2019, in connection with the 2019 contract renewal process, DIMA agreed to reduce the Fund’s contractual management fee at each breakpoint by 0.10%. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2020, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses” ). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds” ) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds” ) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available
DWS Short-Term Municipal Bond Fund	|	55

information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out”  benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.
56	|	DWS Short-Term Municipal Bond Fund

Board Members and Officers
The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.
The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.
Independent Board Members/Independent Advisory Board Members

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); former Chairman, National Association of Small Business Investment Companies; Former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds)	70	—
DWS Short-Term Municipal Bond Fund	|	57

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); Not-for-Profit Directorships: Palm Beach Civic Assn.; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago; Former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population wellbeing and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak Brook Bank; Portland General Electric[2] (utility company (2003–2021); and Prisma Energy International; Former Not-for-Profit Directorships: Public Radio International	70	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Advisory Board and former Executive Fellow, Hoffman Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988); Directorships: Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); Former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	70	—
58	|	DWS Short-Term Municipal Bond Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (1994–2020); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Former Directorships: Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	70	Director, Aberdeen Japan Fund (since 2007)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); formerly: Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Former Directorships: Board of Managers, YMCA of Metropolitan Chicago; Trustee, Ravinia Festival	70	—
Chad D. Perry (1972) Board Member or Advisory Board Member since 2021[3]	Executive Vice President, General Counsel and Secretary, Tanger Factory Outlet Centers, Inc.[2] (since 2011); formerly Executive Vice President and Deputy General Counsel, LPL Financial Holdings Inc.[2] (2006–2011); Senior Corporate Counsel, EMC Corporation (2005–2006); Associate, Ropes & Gray LLP (1997–2005)	21 [4]	—
DWS Short-Term Municipal Bond Fund	|	59

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Rebecca W. Rimel (1951) Board Member since 1995	Senior Advisor, The Pew Charitable Trusts (charitable organization) (since July 2020); Director, The Bridgespan Group (nonprofit organization) (since October 2020); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Former Directorships: Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012); President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–2020); Director, BioTelemetry Inc.[2] (acquired by Royal Philips in 2021) (healthcare) (2009–2021)	70	Director, Becton Dickinson and Company[2] (medical technology company) (2012–present)
Catherine Schrand (1964) Board Member or Advisory Board Member since 2021[3]	Celia Z. Moh Professor of Accounting (since 2016) and Professor of Accounting (since 1994), The Wharton School, University of Pennsylvania; formerly Vice Dean, Wharton Doctoral Programs (2016–2019)	21 [4]	—
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Former Directorships: Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	70	—
60	|	DWS Short-Term Municipal Bond Fund

Officers5

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[7] (1974) President and Chief Executive Officer, 2017–present	Fund Administration (Head since 2017), DWS; Secretary, DWS USA Corporation (2018–present); Assistant Secretary, DWS Distributors, Inc. (2018–present); Director and Vice President, DWS Service Company (2018–present); Assistant Secretary, DWS Investment Management Americas, Inc. (2018–present); Director and President, DB Investment Managers, Inc. (2018–present); President and Chief Executive Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2017–present); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019); Assistant Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2013–2020); Directorships: Interested Director, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since June 25, 2020); ICI Mutual Insurance Company (since October 16, 2020); and Episcopalian Charities of New York (2018–present)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Legal (Associate General Counsel), DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); Secretary, DBX ETF Trust (2020–present); Vice President, DBX Advisors LLC (2021–present); Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. 2011–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017); and Assistant Secretary, DBX ETF Trust (2019–2020)
Ciara Crawford[9] (1984) Assistant Secretary, (2019–present)	Fund Administration (Specialist), DWS (2015–present); formerly, Legal Assistant at Accelerated Tax Solutions.
Diane Kenneally[8] (1966) Chief Financial Officer and Treasurer, 2018–present	Fund Administration Treasurer’s Office (Co-Head since 2018), DWS; Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019–present); Treasurer and Chief Financial Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present); formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Fund Administration Tax (Head), DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present	Fund Administration Treasurer’s Office (Co-Head since 2018), DWS; Director and Vice President, DWS Trust Company (2018–present); Assistant Treasurer, DBX ETF Trust (2019–present); Assistant Treasurer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present)
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Anti-Financial Crime & Compliance US (Senior Team Lead), DWS; Chief Compliance Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2016–present)
DWS Short-Term Municipal Bond Fund	|	61

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Legal (Senior Team Lead), DWS; Assistant Secretary, DBX ETF Trust (2020–present); Chief Legal Officer, DBX Advisors LLC (2020–present); Chief Legal Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012–present); formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); Secretary, Deutsche AM Service Company (2010–2017); and Chief Legal Officer, DBX Strategic Advisors LLC (2020–2021)
Christian Rijs[7] (1980) Anti-Money Laundering Compliance Officer, since October 6, 2021	DWS Americas Head of Anti-Financial Crime and AML Officer, DWS; AML Officer, DWS Trust Company (since October 6, 2021); AML Officer, DBX ETF Trust (since October 6, 2021); AML Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since October 6, 2021); formerly: DWS UK & Ireland Head of Anti-Financial Crime and MLRO
[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[3]	Mr. Perry and Ms. Schrand are Advisory Board Members of Deutsche DWS Asset Allocation Trust, Deutsche DWS Equity 500 Index Portfolio, Deutsche DWS Global/International Fund, Inc., Deutsche DWS Income Trust, Deutsche DWS Institutional Funds, Deutsche DWS International Fund, Inc., Deutsche DWS Investment Trust, Deutsche DWS Investments VIT Funds, Deutsche DWS Money Market Trust, Deutsche DWS Municipal Trust, Deutsche DWS Portfolio Trust, Deutsche DWS Securities Trust, Deutsche DWS Tax Free Trust, Deutsche DWS Variable Series I and Government Cash Management Portfolio. Mr. Perry and Ms. Schrand are Board Members of each other Trust.
[4]	Mr. Perry and Ms. Schrand oversee 21 funds in the DWS Fund Complex as Board Members of various Trusts. Mr. Perry and Ms. Schrand are Advisory Board Members of various Trusts/Corporations comprised of 49 funds in the DWS Fund Complex.
[5]	As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.
[6]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
[7]	Address: 875 Third Avenue, New York, NY 10022.
[8]	Address: 100 Summer Street, Boston, MA 02110.
[9]	Address: 5022 Gate Parkway, Suite 400, Jacksonville, FL 32256.
Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.
The Fund’s Statement of Additional Information (“SAI” ) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.
62	|	DWS Short-Term Municipal Bond Fund

Account Management Resources
For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling: (800) 728-3337
Web Site	dws.com View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com, and is available free of charge by contacting your financial intermediary, or if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
DWS Short-Term Municipal Bond Fund	|	63

Investment Management	DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor” ), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group” ), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.
DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.
	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	SRMAX	SRMCX	SRMSX	MGSMX
CUSIP Number	25158T 863	25158T 889	25158T 806	25158T 830
Fund Number	436	736	2336	536
64	|	DWS Short-Term Municipal Bond Fund

Notes

Notes

Notes

222 South Riverside Plaza Chicago, IL 60606-5808
DSTMBF-2
(R-024968-11 12/21)

(b) Not applicable

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS short term municipal bond Fund

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2021	$39,933	$0	$7,879	$0
2020	$39,933	$0	$7,879	$0

The above “Tax Fees” were billed for professional services rendered for tax preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2021	$0	$487,049	$0
2020	$0	$650,763	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2021	$7,879	$487,049	$0	$494,928
2020	$7,879	$650,763	$0	$658,642

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2020 and 2021 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue to act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY and EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any professionals who were part of the audit engagement team for the Fund or in the position to influence the audit engagement team for the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Short-Term Municipal Bond Fund, a series of Deutsche DWS Municipal Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	12/30/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	12/30/2021

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	12/30/2021